Exhibit 10.5

FIRST AMENDMENT TO

REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of January 18, 2011, is entered into by and among the Lenders signatory hereto, PNC BANK, NATIONAL ASSOCIATION (“PNC”), in its capacity as agent for the Lenders (in such capacity “Agent”), GENERAL ELECTRIC CAPITAL CORPORATION and PNC, as co-collateral agents (in such capacities, the “Co-Collateral Agents” and each a “Co-Collateral Agent”), TWIST BEAUTY PACKAGING HOLDING CORP., a Delaware corporation (“U.S. Parent Holdco”), BEAUTY PACKAGING CANADA HOLDINGS, INC., an Ontario corporation (“Canadian Parent Holdco” and together with U.S. Parent Holdco, the “Parent Holdcos” and each a “Parent Holdco”), TWIST BEAUTY PACKAGING US, INC., a Delaware corporation (“Twist”), TECHPACK AMERICA, INC., a Delaware corporation (“Techpack”), COSMETECH MABLY INTERNATIONAL, LLC, a New York limited liability company (“Cosmetech”), CEBAL MEXICANA, LP, a Texas limited partnership (“Cebal LP” and, collectively with Twist, Techpack and Cosmetech, the “U.S. Borrowers” and each a “U.S. Borrower”), BEAUTY PACKAGING CANADA, INC., an Ontario corporation (“BP Canada” and collectively with the U.S. Borrowers, the “Borrowers” and each a “Borrower”). Terms used herein without definition shall have the meanings ascribed to them in the Credit Agreement defined below.

RECITALS

A.                                    The Lenders, Agent, the Co-Collateral Agents, the Parent Holdcos and the Borrowers have previously entered into that certain Revolving Credit, Term Loan and Security Agreement dated December 17, 2010 (as amended, modified and supplemented from time to time, the “Credit Agreement”), pursuant to which the Lenders have made certain loans and financial accommodations available to the Borrowers.

B.                                    The Parent Holdcos and the Borrowers have requested that Agent, the Co-Collateral Agents and the Lenders amend the Credit Agreement on the terms and conditions set forth herein.

C.                                    The Parent Holdcos and the Borrowers are entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of Agent’s, any Co-Collateral Agent’s or any Lender’s rights or remedies as set forth in the Credit Agreement or any Other Document is being waived or modified by the terms of this Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.                                      Amendments to Credit Agreement.

(a)                                 Sections 4.15(h)(i) and (ii) of the Credit Agreement are each hereby amended by replacing the phrase “within thirty (30) days after the Closing Date” appearing in each such section with the phrase “on or before January 31, 2011”.

(b)                                 Sections 6.10(a) and (b) of the Credit Agreement are each hereby amended by replacing the phrase “Within 30 days after the Closing Date” appearing in each such section with the phrase “On or before January 31, 2011”.

(c)                                  Section 7.4(l) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“(l)                               (i) equity investments in or intercompany loans to (in each case, in the Ordinary Course of Business) any other Loan Party (other than to a Parent Holdco) or by any Subsidiary of a Loan Party to such Loan Party (other than a Parent Holdco) and (ii) intercompany loans to a Parent Holdco to the extent such loan is made in lieu of a dividend or distribution that is otherwise permitted to be made to such Parent Holdco under Section 7.7 hereof, it being understood and agreed that, for purposes of calculating compliance with any baskets or dollar limitations on the amount of such dividends and distributes permitted under Section 7.7, or for any other calculation of such dividends under this Agreement, such calculations shall be made inclusive of any loans made under this clause (ii); provided that, with respect to the foregoing clauses (i) and (ii), in the case of any intercompany loans, the parties with respect thereto have executed and delivered an Intercompany Subordination Agreement to Agent and such loans owing to a Loan Party are evidenced by notes endorsed and delivered to the Agent (and the Agent shall have a first priority perfected security interest therein (subject only to Permitted Encumbrances)) and, in the case of any such Equity Interest, such Equity Interests are pledged to and delivered to the Agent (together with executed stock powers and irrevocable proxies relating thereto in form and substance reasonably satisfactory to Agent) and the Agent shall have a first priority perfected security interest therein (subject only to Permitted Encumbrances);”

(d)                                 Section 7.4(n) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“(n)                           a loan by the Borrowers (or any of them) to U.S. Parent Holdco and in turn by U.S. Parent Holdco to Twist Beauty Packaging UK Ltd. (“Twist UK”) in an aggregate amount not to exceed $35,000,000 to the extent (i) such loan to Twist UK is evidenced by a note endorsed and delivered to the Agent (and the Agent shall have a first priority perfected security interest therein (subject only to Permitted Encumbrances)), (ii) no Default or Event of Default shall have occurred and be continuing immediately prior to or after giving effect to the making of such loans and (iii) average Undrawn Availability during the thirty (30) day period (or if less than 30 days have elapsed since the Closing Date, during the number of days elapsed since the Closing Date) immediately prior to the making of such loans after giving pro forma effect to such loans, and

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immediately after giving effect to such loans Undrawn Availability will be, $10,000,000 or greater;”

(e)                                  Section 7.8(i) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“(i)                               unsecured intercompany indebtedness permitted under Section 7.4(l) hereof;”

2.                                      Effectiveness of this Amendment.  Agent must have received the following items, in form and content acceptable to the Co-Collateral Agents, before this Amendment is effective.

(a)                                 Amendment; Acknowledgement.  This Amendment and the attached Acknowledgement by Guarantors, each fully-executed by all parties hereto and thereto.

(b)                                 Representations and Warranties.  The representations and warranties set forth herein must be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof).

3.                                      Representations and Warranties.  Each of the Parent Holdcos and Borrowers represents and warrants as follows:

(a)                                 Authority.  Such Person has full power, authority and legal right to enter into this Amendment and to perform all its respective Obligations hereunder and under the Other Documents (as amended or modified hereby). This Amendment has been duly executed and delivered by such Person, and this Amendment constitutes the legal, valid and binding obligation of such Person enforceable in accordance with its terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, moratorium or similar laws affecting creditors’ rights generally. The execution, delivery and performance of this Amendment (a) are within such Person’s corporate, limited liability company or limited partnership powers (as applicable), have been duly authorized by all necessary company or partnership (as applicable) action, are not in contravention of law or the terms of such Person’s operating agreement, bylaws, partnership agreement, certificate of formation, articles of incorporation or other applicable documents relating to such Person’s formation or to the conduct of such Person’s business or of any material agreement or undertaking to which such Person is a party or by which such Person is bound, (b) will not, in any material respect, conflict with or violate any law or regulation, or any judgment, order or decree of any Governmental Body, (c) will not require the Consent of any Governmental Body or any other Person, except those Consents which have been duly obtained, made or compiled prior to the date hereof and which are in full force and effect or except those which the failure to have obtained would not have, or could not reasonably be expected to have a Material Adverse Effect and (d) will not conflict with, nor result in any breach in any of the provisions of or constitute a default under or result in the creation of any Lien except Permitted Encumbrances upon any asset of any Loan party under the provisions of any material agreement, charter document, operating agreement or other instrument to which any Loan Party is a party or by which it or its property is a party or by which it may be bound.

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(b)                                 Representations and Warranties.  Each of the representations and warranties made by a Loan Party in or pursuant to the Credit Agreement, the Other Documents and any related agreements to which it is a party, and each of the representations and warranties contained in any certificate, document or financial or other statement furnished at any time under or in connection with the Credit Agreement, the Other Documents or any related agreement are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof, other than representations and warranties relating to a specific earlier date, and in such case such representations and warranties are true and correct in all material respects as of such earlier date.

(c)                                  No Default.  After giving effect to this Amendment, no event has occurred and is continuing that constitutes a Default or an Event of Default.

4.                                      Choice of Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York applied to contracts to be performed wholly within the State of New York.

5.                                      Counterparts; Facsimile Signatures.  This Amendment may be executed in any number of and by different parties hereto on separate counterparts, all of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile or other similar form of electronic transmission shall be deemed to be an original signature hereto.

6.                                      Reference to and Effect on the Other Documents.

(a)                                 Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Other Documents to “the Credit Agreement”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.

(b)                                 Except as specifically amended above, the Credit Agreement and all Other Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of the Loan Parties to Agent and the Lenders.

(c)                                  The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent and/or the Lenders under any of the Other Documents, nor constitute a waiver of any provision of any of the Other Documents.

(d)                                 To the extent that any terms and conditions in any of the Other Documents shall contradict or be in conflict with any terms or conditions of the Credit Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Credit Agreement as modified or amended hereby.

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7.                                      Ratification.  Each of the Parent Holdcos and Borrowers hereby restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement, as amended hereby, and the Other Documents effective as of the date hereof.

8.                                      Integration.  This Amendment, together with the Other Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

9.                                      Severability.  If any part of this Amendment is contrary to, prohibited by, or deemed invalid under Applicable Laws, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given effect so far as possible.

10.                               Submission of Amendment.  The submission of this Amendment to the parties or their agents or attorneys for review or signature does not constitute a commitment by Agent, the Co-Collateral Agents or the Lenders to modify or waive any of their respective rights and remedies under the Other Documents, and this Amendment shall have no binding force or effect until all of the conditions to the effectiveness of this Amendment have been satisfied as set forth herein.

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IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

TWIST BEAUTY PACKAGING HOLDING
CORP.,
a Delaware corporation

By:	/s/ Michael J. McConvery
Name:	Michael J. McConvery
Title:	Vice President and Assistant Secretary

TWIST BEAUTY PACKAGING US, INC.,
a Delaware corporation

By:	/s/ Fabrice Beaussant
Name:	Fabrice Beaussant
Title:	Vice President and Assistant Secretary

TECHPACK AMERICA INC.,
a Delaware corporation

By:	/s/ Jose Valentin M.F. Filipe
Name:	Jose Valentin M.F. Filipe
Title:	President and COO

COSMETECH MABLY INTERNATIONAL, LLC,
a New York limited liability company

By:	/s/ Jose Valentin M.F. Filipe
Name:	Jose Valentin M.F. Filipe
Title:	President

Signature Page to First Amendment to Revolving Credit, Term Loan and Security Agreement

CEBAL MEXICANA, LP,
a Texas limited partnership

By:	Pechiney Plastic Packaging Texas, Inc.
Its:	General Partner

By:	/s/ Robert Pelliciari
Name:	Robert Pelliciari
Title:	Vice President and Secretary

BEAUTY PACKAGING CANADA HOLDINGS,
INC.,
an Ontario corporation

By:	/s/ Roy W. Turner
Name:	Roy W. Turner
Title:	Director

BEAUTY PACKAGING CANADA, INC.,
an Ontario corporation

By:	/s/ Roy W. Turner
Name:	Roy W. Turner
Title:	Director

Signature Page to First Amendment to Revolving Credit, Term Loan and Security Agreement

PNC BANK, NATIONAL ASSOCIATION,
as a Co-Collateral Agent, Agent and a Lender

By:	/s/ Scott Goldstein
Name:	Scott Goldstein
Title:	Vice President

Signature Page to First Amendment to Revolving Credit, Term Loan and Security Agreement

GENERAL ELECTRIC CAPITAL CORPORATION,
as a Co-Collateral Agent and a Lender

By:	/s/ Pamela Eskra
Name:	Pamela Eskra
Title:	Duly Authorized Signatory

Signature Page to First Amendment to Revolving Credit, Term Loan and Security Agreement

PNC BANK CANADA BRANCH,
as a Lender

By:	/s/ Mike Danby
Name:	Mike Danby
Title:	Assistant Vice President

Signature Page to First Amendment to Revolving Credit, Term Loan and Security Agreement

ACKNOWLEDGEMENT BY GUARANTOR

In connection with the foregoing First Amendment to Revolving Credit, Term Loan and Security Agreement (the “Amendment”), the undersigned, each being a Guarantor (as defined in the Credit Agreement referenced in the Amendment) under its Guaranty (as defined in the Credit Agreement referenced in the Amendment), hereby acknowledges and agrees to the Amendment and confirms and agrees that its Guaranty is and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of the Amendment, each reference in such Guaranty to the Credit Agreement (as defined in the Amendment), “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended or modified by the Amendment. Although Agent and the Lenders have informed the Guarantors of the matters set forth above, and the Guarantors have acknowledged the same, each Guarantor understands and agrees that neither Agent nor any Lender has any duty under the Credit Agreement, any Guaranty or any other agreement with any Guarantor to so notify any Guarantor or to seek such an acknowledgement, and nothing contained herein is intended to or shall create such a duty as to any transaction hereafter.

TWIST BEAUTY PACKAGING HOLDING
CORP.,
a Delaware corporation

By:	/s/ Michael J. McConvery
Name:	Michael J. McConvery
Title:	Vice President and Assistant Secretary

CEBAL MEXICANA, LLC,
a Delaware limited liability company

By:	/s/ Robert Pelliciari
Name:	Robert Pelliciari
Title:	Vice President and Secretary

PECHINEY PLASTIC PACKAGING TEXAS,
INC.,
a Delaware corporation

By:	/s/ Robert Pelliciari
Name:	Robert Pelliciari
Title:	Vice President and Secretary

Acknowledgment Page to First Amendment to Revolving Credit, Term Loan and Security Agreement

TWIST BEAUTY PACKAGING US, INC.,
a Delaware corporation

By:	/s/ Fabrice Beaussant
Name:	Fabrice Beaussant
Title:	Vice President and Assistant Secretary

TECHPACK AMERICA INC.,
a Delaware corporation

By:	/s/ Jose Valentin M.F. Filipe
Name:	Jose Valentin M.F. Filipe
Title:	President and COO

COSMETECH MABLY INTERNATIONAL, LLC,
a New York limited liability company

By:	/s/ Jose Valentin M.F. Filipe
Name:	Jose Valentin M.F. Filipe
Title:	President

CEBAL MEXICANA, LP,
a Texas limited partnership

By:	Pechiney Plastic Packaging Texas, Inc.
Its:	General Partner

By:	/s/ Robert Pelliciari
Name:	Robert Pelliciari
Title:	Vice President and Secretary

Acknowledgment Page to First Amendment to Revolving Credit, Term Loan and Security Agreement

BEAUTY PACKAGING CANADA HOLDINGS,
INC.,
an Ontario corporation

By:	/s/ Roy W. Turner
Name:	Roy W. Turner
Title:	Director

Acknowledgment Page to First Amendment to Revolving Credit, Term Loan and Security Agreement